                                                                    Exhibit 23.1


              Consent of Independent Certified Public Accountants


     We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-3 (No. 33-34099) of Lakeland Bancorp, Inc. (the "Company") of our report dated January 11, 1999, included in the Company's Amendment No. 2 to its Annual Report on Form 10-K for the year ended December 31, 1998.



                                    /s/ Radics & Co., LLC
                                    ---------------------
                                    Radics & Co., LLC


June 18, 1999
Pine Brook, New Jersey